Earnings/(loss) Per Share	6 Months Ended
Jun. 30, 2020
Earnings Per Share, Basic and Diluted [Abstract]
Earnings/(loss) Per Share	Earnings/(loss) Per Share
The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the period and includes the shares issuable to the audit committee chairman and the independent directors at the end of the period for services rendered. Diluted earnings per share are the same as basic earnings per share. There are no other potentially dilutive shares. The computation of basic earnings per share is calculated after deducting the preferred stock dividend from net loss.

	June 30,
	2019	2020
Net income/(loss)	$7,237	$(23,830)
Less preferred dividend	5,745	5,746
Less mezzanine equity measurement	304	135
Net income/(loss) available to common shareholders	$1,188	$(29,711)
Weighted average number of shares, basic and diluted	101,412,749	103,067,556
Earnings/(loss) per share in U.S. Dollars, basic and diluted	$0.01	$(0.29)